SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (April 26, 2005):

Diversified Realty, Inc.
(Exact name of small business issuer as specified in its charter)

Commission file number  0-2864

Montana				81-0268110
(State of Incorporation)	(IRS Employer
                                 Identification Number)

128 Second Street South, Great Falls, Montana   59405
(Address of Principal Executive Offices)

(406) 727-2600
(Issuer's telephone number including area code)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Anderson ZurMuehlen & Co., P.C. , the Company's independent registered public accounting firm, resigned on April 22, 2005 and ceased its client-auditor relationship for all reporting dates after January 1, 2005.

Anderson ZurMuehlen & Co., P.C. reports on the Company's financial statements as of and for the year ended December 31, 2003 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the 2004 audit, our registered independent accounting firm felt that the Company did not maintain certain supporting documents, nor was the Company's internal control adequate. Anderson ZurMuehlen & Co., P.C. states that they do not express an opinion on the financial statements for the period ending December 31, 2004 because their audit procedures could not be extended sufficiently to determine the extent to which 2004 financial statements may have been affected.

The Company is addressing and correcting the inadequacies cited by their independent public accounting firm, is in the process of re-stating the financial statements included in the 10KSB and annual reports to shareholders for the year ending December 31, 2004 taking into account comments and suggestions made by Anderson ZurMuehlen & Co., P.C., is locating missing documentation, is seeking additional personnel, and is moving forward to correct internal control issues.
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During the years ended December 31, 2004 and December 31, 2003, and through the resignation date, there have been no disagreements with Anderson ZurMuehlen & Co., P.C., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. A letter from Anderson ZurMuehlen & Co., P.C. is attached as Exhibit 16. During the years ended December 31, 2004 and December 31, 2003 and through the date of this Form 8-K, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v).

Diversified Realty, Inc.. is seeking a new accounting firm to
replace Anderson ZurMuehlen & Co., P.C.   To the best of our
knowledge, there are currently no other registered independent public accounting firms in the Company's state of operation still auditing public companies.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a ).  Not applicable
(b ).  Not applicable
(c ).  Exhibits

Exhibit 16.  Letter from Anderson ZurMuehlen & Co., P.C.  dated
             April 26, 2005, is attached to this report.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					Diversified Realty, Inc.
Dated:  April 26, 2005			By: /s/ R. Bruce Robson
					R. Bruce Robson											Its:  President

INDEX TO EXHIBITS

Number		Description

16 Letter from Anderson ZurMuehlen & Co., P.C. dated April 26, 2005.

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EXHIBIT 16

[ANDERSON ZURMUEHLEN & CO., P.C. LETTERHEAD]

AZ & COMPANY  [LOGO]
DISCOVERY BLOCK
828 GREAT NORTHERN BOULEVARD
P.O. BOX 1040    HELENA, MT   59624-1040





April 26, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Ladies and Gentlemen:

We have read the Form 8-K,  item 4,  for Diversified Realty, Inc.
(SEC File No. 0-2864) dated April 26, 2005, and we agree with the tatements made therein concerning our resignation.


Sincerely,



 /s/ Anderson ZurMuehlen & Co., P.C.
Anderson ZurMuehlen & Co., P.C.

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